                                                                    EXHIBIT 10.1



                             JDN REALTY CORPORATION

                           1993 INCENTIVE STOCK PLAN





                          EFFECTIVE DECEMBER 17, 1993;
                     AMENDED AND RESTATED JULY 23, 1997 AND
                               FEBRUARY 27, 1998

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                JDN REALTY CORPORATION 1993 INCENTIVE STOCK PLAN

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I. DEFINITIONS....................................................   1
     1.1  Affiliate.......................................................   1
     1.2  Agreement.......................................................   1
     1.3  Award...........................................................   1
     1.4  Board...........................................................   1
     1.5  Code............................................................   1
     1.6  Committee.......................................................   2
     1.7  Company.........................................................   2
     1.8  Date of Exercise................................................   2
     1.9  Exchange Act....................................................   2
     1.10 Fair Market Value...............................................   2
     1.11 Incentive Option................................................   3
     1.12 Nonqualified Option.............................................   3
     1.13 Option..........................................................   3
     1.14 Participant.....................................................   3
     1.15 Plan............................................................   3
     1.16 Restricted Stock................................................   3
     1.17 SAR.............................................................   3
     1.18 Stock...........................................................   4
     1.19 Ten Percent Shareholder.........................................   4

ARTICLE II. PURPOSE OF PLAN...............................................   4

ARTICLE III.  ADMINISTRATION..............................................   4
     3.1  Administration of Plan..........................................   4
     3.2  Authority to Grant Awards.......................................   5
     3.3  Persons Subject to Section 16(b)................................   5

ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS........................   5
     4.1  Participation...................................................   5
     4.2  Grant of Awards.................................................   5
     4.3  Limitations on Grants...........................................   5
     4.4  Limitation on Incentive Options.................................   6
     4.5  Stock Appreciation Rights.......................................   6
     4.6  Restricted Stock................................................   6

ARTICLE V.  STOCK SUBJECT TO PLAN.........................................   7
     5.1  Source of Shares................................................   7
     5.2  Maximum Number of Shares........................................   7
     5.3  Forfeitures.....................................................   7

ARTICLE VI.  EXERCISE OF AWARDS...........................................   7
     6.1  Exercise Price..................................................   7
     6.2  Right to Exercise...............................................   7
     6.3  Maximum Exercise Period.........................................   8
     6.4  Transferability.................................................   8
     6.5  Employee Status.................................................   8

ARTICLE VII.  METHOD OF EXERCISE..........................................   8
     7.1  Exercise........................................................   8
     7.2  Payment.........................................................   8
     7.3  Federal Withholding Tax Requirements............................   8
     7.4  Shareholder Rights..............................................   9
     7.5  Issuance and Delivery of Shares.................................   9

ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES..........................   9
     8.1  Adjustments to Shares...........................................   9
     8.2  Substitution of Awards on Merger or Acquisition.................  10
     8.3  Effect of Certain Transactions..................................  10
     8.4  No Adjustment Upon Certain Transactions.........................  10
     8.5  Fractional Shares...............................................  11

ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL..................  11
     9.1  General.........................................................  11
     9.2  Representations by Participants.................................  11

ARTICLE X.  GENERAL PROVISIONS............................................  12
     10.1 Effect on Employment............................................  12
     10.2 Unfunded Plan...................................................  12
     10.3 Rules of Construction...........................................  12
     10.4 Governing Law...................................................  12
     10.5 Compliance With Section 16 of the Exchange Act..................  12
     10.6 Amendment.......................................................  12
     10.7 Duration of Incentive Options...................................  13
     10.8 Effective Date of Plan..........................................  13

                JDN REALTY CORPORATION 1993 INCENTIVE STOCK PLAN

                                    PREAMBLE

     WHEREAS, effective December 17, 1993, JDN Realty Corporation (the "Company") has established the JDN Realty Corporation 1993 Incentive Stock Plan (the "Plan") through which the Company may award options to purchase the common stock of the Company ("Stock") that qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code, as well as options that are not so qualified;

     WHEREAS, the Company desires to amend the Plan to permit the Company to also award restricted shares of Stock and Stock appreciation rights to certain directors, officers, employees, and consultants of the Company and its affiliates; and

     WHEREAS, the Company intends that this Plan as amended and restated and the awards granted hereunder will (i) qualify as "performance-based compensation" described in section 162(m)(4)(C) of the Internal Revenue Code, and (ii) conform to the provisions of Securities and Exchange Commission Rule 16b-3;

     NOW, THEREFORE, the Company hereby amends and restates the JDN Realty Corporation 1993 Incentive Stock Plan (the "Plan"), effective February 27, 1998:

                             ARTICLE I. DEFINITIONS

      1.1 Affiliate. A "parent corporation," as defined in section 424(e) of the
          ---------
Code, or "subsidiary corporation," as defined in section 424(f) of the Code, of the Company.

      1.2 Agreement. A written agreement (including any amendment or supplement
          ---------
thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

      1.3 Award. A right that is granted under the Plan to a Participant by the
          -----
Company, including Options, Restricted Stock, and SARs.

      1.4 Board. The board of directors of the Company.
          -----
      1.5 Code. The Internal Revenue Code of 1986, as amended.
          ----

      1.6 Committee. A committee composed of at least two individuals (or such
          ---------
number that satisfies section 162(m)(4)(C) of the Code and Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the "compensation committee" or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

      1.7 Company. JDN Realty Corporation and its successors.
          -------

      1.8 Date of Exercise. The date that the Company accepts tender of the
          ----------------
exercise price of an Award, if any, or accepts an election to exercise rights under an SAR.

      1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.
          ------------

     1.10 Fair Market Value. On any given date, Fair Market Value shall be the
          -----------------
applicable description below (unless, where appropriate, the Committee determines in good faith the fair market value of the Stock to be otherwise):

          (a) If the Stock is traded on the New York Stock Exchange or the American Stock Exchange, the closing price of the Stock on such exchange on which such Stock is traded on the trading day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding day on which such Stock is traded if no Stock was traded on such trading day.

          (b) If the Stock is not traded on the New York Stock Exchange or the American Stock Exchange, but is reported on the Nasdaq National Market System or another Nasdaq automated quotation system, and market information is published on a regular basis, then Fair Market Value shall be the closing price of the Stock, as so published, on the trading day immediately preceding the date as of which Fair Market Value is being determined, or the closing price on the next preceding trading day on which such prices were published if no Stock was traded on such trading day.

          (c) If market information is not so published on a regular basis, then Fair Market Value shall be the average of the high bid and low asked prices of the Stock in the over-the-counter market over a period of trading days that is reasonably representative of the normal trading of the Stock immediately preceding the date on which Fair Market Value is being determined, as reported by a generally accepted reporting service.

          (d) If the Stock is not publicly traded, Fair Market Value shall be the value determined in good faith by the Committee or the Board. However, such determination shall not take into account any restriction on the stock, except for a restriction which by its terms will never lapse.

     1.11 Incentive Option. An Option that is intended to qualify as an
          ----------------
"incentive stock option" within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

     1.12  Nonqualified Option. An Option that is not an Incentive Option.
           -------------------

     1.13  Option. The right that is granted hereunder to a Participant to
           ------
purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

     1.14  Participant. A Board member, employee, consultant or advisor of the
           -----------
Company or of an Affiliate who either satisfies the requirements of Article IV and is selected by the Committee to receive an Award, or receives an Award pursuant to grant specified in this Plan.

     1.15  Plan. The JDN Realty Corporation 1993 Incentive Stock Plan.
           ----

     1.16  Restricted Stock. A grant of Stock that is subject to restrictions on
           ----------------
transfer and/or a risk of forfeiture by and to the Participant, as described in
Section 4.6. Shares of Stock that are subject to any such restrictions or risks of forfeiture shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or the Plan.

     1.17  SAR. A right to receive compensation hereunder calculated by
           ---
reference to the increase in the value of a certain number of shares of Stock from the date of an award, as described in Section 4.5. An SAR is an unfunded, unsecured promise of the Company to the Participant. Unless otherwise stated in an Agreement, or unless the Committee in its discretion honors the exercise of an SAR by issuing Stock, the holder of an SAR has no beneficial rights of Stock ownership or to receive shares of stock.


     1.18  Stock. The common stock of the Company.
           -----

     1.19  Ten Percent Shareholder. An individual who owns more than 10% of the
           -----------------------
total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Shareholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

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                          ARTICLE II. PURPOSE OF PLAN

     The purpose of the Plan is to provide a performance incentive and to encourage Stock ownership by officers, directors, consultants and advisors of the Company and its Affiliates, and to align the interests of such individuals with those of the Company, its Affiliates and its shareholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the employ or directorship of the Company or of its Affiliates. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

                          ARTICLE III.  ADMINISTRATION

     3.1  Administration of Plan.  The Plan shall be administered by the
          ----------------------
Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

          (a)  Interpret all provisions of this Plan;

          (b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

          (c)  Make amendments to all Agreements;

          (d)  Adopt, amend, and rescind rules for Plan administration; and

          (e) Make all determinations it deems advisable for the administration of this Plan.

     3.2  Authority to Grant Awards.  The Committee shall have authority to
          -------------------------
grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Award.

     3.3  Persons Subject to Section 16(b).  Notwithstanding anything in the
          --------------------------------
Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

               ARTICLE IV.  ELIGIBILITY AND LIMITATIONS ON GRANTS

     4.1  Participation.  The Committee may from time to time designate
          -------------
employees, consultants and advisors to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan. Such provisions may include, by way of example and not limitation, provisions for cash bonuses to be paid in combination with awards.

     4.2  Grant of Awards.  An Award may be granted in combination with or in
          ---------------
lieu of cash bonuses that are otherwise provided to Participants. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior to the approval of this Plan by the shareholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

     4.3  Limitations on Grants.  A person who is not an employee of the
          ---------------------
Company or an Affiliate is not eligible to receive an Incentive Option. No person may receive Awards with respect to more than 1,000,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) in any one-year period.

     4.4  Limitation on Incentive Options.  To the extent that the aggregate
          -------------------------------
Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

     4.5  Stock Appreciation Rights.  The Committee may grant an SAR to a
          -------------------------
Participant either in tandem with the grant of an Award, or as an award that is separate from any Award granted under the Plan. Subject to the terms of an Agreement, a Participant who receives an SAR shall have the right, upon written request, to surrender any exercisable Award, or portion thereof, in exchange for cash, whole shares of Stock, or a combination thereof, as determined by the Committee, with a value equal to the excess of the Fair Market Value, as of the date of such request, of one share of Stock over the Fair Market Value of the Stock on the Date of Grant (or such other value specified in the Agreement), multiplied by the number of shares covered by the SAR or portion thereof to be surrendered. In the case of any SAR which is granted in connection with an Incentive Option, such SAR shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the SAR or portion thereof to be surrendered. In the event of the exercise of any SAR granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Stock are actually issued in connection with the exercise of such SAR.

     4.6  Restricted Stock.  An award of Restricted Stock to a Participant is
          ----------------
a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement. The Committee may grant Restricted Stock to a Participant as a part of a "deposit share," "performance award" or any other arrangement established by the Committee and specified in an Agreement. A Participant who receives Restricted Stock shall be treated as a shareholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, and until the date that restrictions on transfer and all risks of forfeiture lapse: (i) to the extent that the Company maintains a dividend reinvestment plan, or as determined in the discretion of the Committee, any dividends paid on Restricted Stock shall be reinvested in whole shares of Stock and shall be subject to the same restrictions and forfeiture provisions as the shares of Stock with respect to which such dividends were paid; (ii) any cash amounts paid as dividends on Restricted Stock that are not reinvested in Stock shall be held by the Company to the credit of the Participant without interest until the lapse of such restrictions and forfeiture provisions; and (iii) the Participant agrees by accepting an Award of Restricted Stock to designate the chief executive officer of the Company as his proxy with respect to such Restricted Stock (and shares acquired with dividends thereon) on all matters that are presented by the Company to shareholders for a vote.

                       ARTICLE V.  STOCK SUBJECT TO PLAN

     5.1  Source of Shares.  Upon the exercise of an Option or the grant of
          ----------------
Restricted Stock, the Company shall deliver to the Participant authorized but unissued Stock.

     5.2  Maximum Number of Shares.  The maximum aggregate number of shares of
          ------------------------
Stock that may be issued pursuant to the exercise of Awards is 2,415,799, subject to increases and adjustments as provided in Article VIII. The aggregate number of SARs that may be granted shall be determined by the Committee.

     5.3  Forfeitures.  If any Award granted hereunder expires or terminates
          -----------
for any reason without having been exercised in full, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

                        ARTICLE VI.  EXERCISE OF AWARDS

     6.1  Exercise Price.  The exercise price of an Incentive Option shall not
          --------------
be less than 100% of the Fair Market Value of a share of Stock on the date the

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Incentive Option is granted.  In the case of a Ten Percent Shareholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Incentive Option is granted. The exercise price of a Nonqualified Option, Restricted Stock or an SAR shall be the price determined by the Committee at the time that such Award is granted. If the exercise price of an Award is changed after the date it is granted, such change shall be deemed to be a termination of the existing Award and the issuance of a new Award.

     6.2  Right to Exercise.  An Award shall be exercisable on the date of
          -----------------
grant or on any other date established by the Committee or provided for in an Agreement, provided, however, that Awards granted to officers or directors subject to section 16 of the Exchange Act shall not be exercisable, and restrictions on Restricted Stock shall not lapse, until at least six months after the Award is granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate or within the periods that may be specified in the Agreement after termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.3  Maximum Exercise Period.  The maximum period in which an Award may
          -----------------------
be exercised shall be determined by the Committee on the date of grant except that no Incentive Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Shareholder) from the date it was granted. The terms of any Award may provide that it is exercisable for a shorter period. All Incentive Options shall terminate on the date the Participant's employment with the Company terminates, except as otherwise provided in the Agreement with respect to termination of employment, death, disability or a "change of control" (as defined in any change of control agreement to which the Company and any such Participant are parties).

     6.4  Transferability.  Generally, any Award granted under this Plan shall
          ---------------
not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant. However, a Nonqualified Option, an SAR, or Restricted Stock granted under this Plan may be transferable to the extent provided in the Agreement. Provided, further, that no right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     6.5  Employee Status.  The Committee shall determine the extent to which
          ---------------
a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment; provided, however, that if the period treated as employment with respect to an Incentive Option exceeds 90 days, such Option shall be deemed a Nonqualified Option.

                        ARTICLE VII.  METHOD OF EXERCISE

     7.1  Exercise.  An Award granted hereunder shall be deemed to have been
          --------
exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Award may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2  Payment.  Unless otherwise provided by the Agreement, payment of the
          -------
Award price shall be made in cash or, to the extent approved by the Committee, Stock that was acquired prior to the exercise of the Award, other consideration acceptable to the Committee, or a combination thereof.

     7.3  Federal Withholding Tax Requirements.  Upon exercise of a
          ------------------------------------
Nonqualified Option, Restricted Stock, or an SAR by a Participant who is an employee of the Company or an Affiliate, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

     7.4  Shareholder Rights.  No Participant shall have any rights as a
          ------------------
stockholder with respect to shares subject to Options or SARs prior to the Date of Exercise of such Award. No Participant shall acquire rights as a stockholder through the grant or exercise of an SAR, except to the extent which the Committee, in its sole discretion, issues Stock to the Participant as payment upon the exercise of the SAR. A Participant's rights as a shareholder with respect to Restricted Stock shall be determined as provided in Section 4.6.

     7.5  Issuance and Delivery of Shares.  Shares of Stock issued pursuant to
          -------------------------------
the exercise of Awards hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Award hereunder, or is granted Restricted Stock, and executes any applicable shareholder agreement or agreement described in Section
9.2 that the Company requires at the time of exercise.

                ARTICLE VIII.  ADJUSTMENT UPON CORPORATE CHANGES

     8.1  Adjustments to Shares.  The maximum number of shares of stock with
          ---------------------
respect to which Awards hereunder may be granted and which are the subject of outstanding Awards, and the exercise price thereof, shall be adjusted as the Committee determines in its sole discretion to be appropriate, in the event that:

          (a) the Company or an Affiliate effects one or more stock dividends, stock splits, reverse stock splits, subdivisions, consolidations or other similar events;

          (b)  the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

          (c) there occurs any other event which in the judgment of the Committee necessitates such action;

Provided, however, that if an event described in paragraph (a) or (b) occurs, the Committee shall make adjustments to the limits on Awards specified in Sections 4.3 and 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes. Notwithstanding the foregoing, the Committee may not modify the Plan or the terms of any Awards then outstanding or to be granted hereunder to provide for the issuance under the Plan of a different class of stock or kind of securities.

     8.2  Substitution of Awards on Merger or Acquisition.  The Committee may
          -----------------------------------------------
grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Awards shall be determined by the Committee in its sole discretion, subject only to the limitations of
Article V.

     8.3  Effect of Certain Transactions.  Upon a merger, consolidation,
          ------------------------------
acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Stock (but not a public offering of Stock by the Company), and the Company is not the surviving entity (even though it may survive as a subsidiary corporation), any Award granted hereunder shall terminate, provided that the Participant shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his Awards in whole or in part, and all restrictions on Restricted Stock shall lapse, whether or not the vesting requirements set forth in any Agreement have been satisfied, unless the Committee elects to convert all Awards hereunder into stock incentive awards of an acquiring corporation. Provided, however, that, notwithstanding the foregoing, a portion of the acceleration of exercisability of Awards shall not occur with respect to any holder to the extent that such portion of acceleration would cause the Participant or holder of such Award to be liable for the payment of taxes pursuant to section 4999 of the Code. If the Committee so elects to convert the Awards, the amount and price of such converted options shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of shares of stock of the acquiring corporation the holders of the Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization, and the vesting schedule set forth in the Agreement shall continue to apply to the converted options.

     8.4  No Adjustment Upon Certain Transactions.  The issuance by the
          ---------------------------------------
Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

     8.5  Fractional Shares.  Only whole shares of Stock may be acquired
          -----------------
through the exercise of an Award. Any amounts tendered in the exercise of an Award remaining after the maximum number of whole shares have been purchased will be returned to the Participant.

            ARTICLE IX.  COMPLIANCE WITH LAW AND REGULATORY APPROVAL

     9.1  General.  No Award shall be exercisable, no Stock shall be issued,
          -------
no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Award is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2  Representations by Participants.  As a condition to the exercise of
          -------------------------------
an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided

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

(concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.


                         ARTICLE X.  GENERAL PROVISIONS

     10.1  Effect on Employment.  Neither the adoption of this Plan, its
           --------------------
operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     10.2  Unfunded Plan.  The Plan, insofar as it provides for grants, shall
           -------------
be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3  Rules of Construction.  Headings are given to the articles and
           ---------------------
sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4  Governing Law.  The internal laws of the State of Maryland shall
           -------------
apply to all matters arising under this Plan, except to the extent that Maryland law is preempted by federal law.

     10.5  Compliance With Section 16 of the Exchange Act.  With respect to
           ----------------------------------------------
persons subject to liability under section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6  Amendment.  The Board may amend or terminate this Plan at any time;
           ---------
provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant's consent, except as necessary for Incentive

Options to maintain qualification under the Code; and provided, further, that the shareholders of the Company must approve, in general meeting:

          (a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options;

          (b) before the effective date thereof, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Awards granted under the Plan or the maximum number of shares with respect to which any individual may receive options in any calendar year, except pursuant to Article VIII; and

          (c) before the effective date thereof, any amendment that increases the period during which Awards may be granted or exercised.

Generally, shareholder approval shall not be required for minor amendments to the Plan pursuant to Section 3.1 hereof intended to benefit the administration of the Plan, for amendments necessitated by changes in legislation or administrative rules governing the Plan, or for amendments that the Board deems necessary to obtain or maintain favorable tax, securities exchange or regulatory treatment of the Plan for future Participants.

     10.7  Duration of Incentive Options.  No Incentive Option may be granted
           -----------------------------
under this Plan more than 10 years after the earlier of the date that the Plan was adopted by the Board or the date that the Plan was approved by shareholders as provided in Section 10.8. Incentive Options granted before such date shall remain valid in accordance with their terms.

     10.8  Effective Date of Plan.  This Plan was originally effective
           ----------------------
December 17, 1993, and was approved by the shareholders of the Company thereafter. This amendment and restatement of the Plan shall be effective on the date of its adoption by the Board, July 23, 1997, and shall generally apply to all Awards granted hereunder.

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